UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2005

Date of Report (Date of earliest event reported)

Weida Communications, Inc.
(Exact name of registrant as specified in its charter)

New Jersey

(State or other jurisdiction of incorporation)

1-10366	22-2582847
(Commission file number)	(IRS employer identification number)

515 East Las Olas Boulevard, Suite 1350
Fort Lauderdale, FL 33301

(Address of principal executive offices)

(954) 527-7750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               OTHER EVENTS

On March 30, 2005, the common stock of Weida Communications, Inc. (the “Company”) was removed from the Over the Counter Bulletin Board (the “OTCBB”) and began trading in the “pink sheet” listings of the over-the-counter market under the symbol “WDAC-PK.”

The Company was removed from the OTCBB because the Company had failed to file its quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2004.  The delay in filing fiscal 2005-second quarter results is in part a consequence of an amendment to its 10-Q for the fiscal quarter ended September 30, 2004, reflecting a restatement of unaudited financial results for that fiscal quarter and the Company’s ensuing review of, and changes to, its systems of internal control over financial reporting and disclosure controls and procedures.  The company expects to file its quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2004 as soon as is practicable after the filing of this Current Report on Form 8-K.

The Company anticipates that the application process to re-list on the OTCBB will commence simultaneously with the filing of our quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC.
(Registrant)

	By:	/s/ Joseph Zumwalt
Joseph Zumwalt
Senior Vice President and Chief Financial Officer

Dated: April 6, 2005